SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1997

                         DATA RESEARCH ASSOCIATES, INC.
            --------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

MISSOURI                               0-20244                  43-1063230
----------------------------           -------                  ----------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)


1276 NORTH WARSON RD.  ST. LOUIS, MISSOURI                        63132
-------------------------------------------                    --------------
(Address of principal executive offices)                        (Zip Code)


                          Exhibit Index is on Page 5

Item 5.  Other Events.

         The arrival of the year 2000 poses certain technological challenges resulting from a reliance in computer technologies on two digits rather than four digits to represent the calendar year (e.g., "98" for "1998"). It is generally believed that computer technologies programmed in this manner, if not corrected, may produce inaccurate or unpredictable results or system failures in connection with the transition from 1999 to 2000, when dates will begin to have a lower two-digit number than dates in the prior century (the "Year 2000 Problem").

         Data Research Associates, Inc. (the "Company") has made certain disclosures in its prior filings with the Securities and Exchange Commission ("SEC") concerning its readiness to meet the challenges posed by the Year 2000 Problem. The Company hereby designates each of those SEC disclosures made prior to October 19, 1998 as a "Year 2000 Readiness Disclosure," as defined in and with the consequences specified in the recently enacted Year 2000 Information and Readiness Disclosure Act which became effective October 19, 1998. Copies of such prior SEC disclosures on the Year 2000 Problem have been incorporated by reference into this Report as exhibits to this Report. As noted in the Exhibit Index, each disclosure thus incorporated should hereinafter be deemed a "Year 2000 Readiness Disclosure," in accordance with the legend set forth for each in the Exhibit Index.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit No.          Description
-----------          -----------
13.1                 Year 2000 Readiness Disclosure, paragraph 6, page 3
                     in the Company's Annual Report on Form 10-K for period ended September 30, 1997 (incorporated by reference from such Report)

13.2 Year 2000 Readiness Disclosure, paragraph 3, page 8 in the Company's Quarterly Report on Form 10-Q for period ended December 31, 1997 (incorporated by reference from such Report)

13.3 Year 2000 Readiness Disclosure, paragraph 3, page 8 in the Company's Quarterly Report on Form 10-Q for period ended March 31, 1998 (incorporated by reference from such Report)

13.4 Year 2000 Readiness Disclosure, paragraph 3, page 8 in the Company's Quarterly Report on Form 10-Q for period ended June 30, 1998 (incorporated by reference from such Report)

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 3, 1998

                                      DATA RESEARCH ASSOCIATES, INC.


                                      By: /s/ Michael J. Mellinger
                                      -----------------------------------------
                                      Name:  Michael J. Mellinger
                                      Title: Chairman, President, and
                                             Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.         Description
-----------         -----------

13.1 Year 2000 Readiness Disclosure, paragraph 6, page 3 in the Company's Annual Report on Form 10-K for period ended September 30, 1997 (incorporated by reference from such Report)

13.2 Year 2000 Readiness Disclosure, paragraph 3, page 8 in the Company's Quarterly Report on Form 10-Q for period ended December 31, 1997 (incorporated by reference from such Report)

13.3 Year 2000 Readiness Disclosure, paragraph 3, page 8 in the Company's Quarterly Report on Form 10-Q for period ended March 31, 1998 (incorporated by reference from such Report)

13.4 Year 2000 Readiness Disclosure, paragraph 3, page 8 in the Company's Quarterly Report on Form 10-Q for period ended June 30, 1998 (incorporated by reference from such Report)